UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

NATIONAL INSTRUMENTS CORP /DE/
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25426

DE	741871327
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11500 North Mopac Expressway, Austin, TX 78759
(Address of principal executive offices, including zip code)

(512)338-9119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of National Instruments Corporation (the "Company") approved amendments to the Company's bylaws ("Bylaws") effective as of December 19, 2007 (collectively, the "Amendments") to (i) allow for the issuance of uncertificated shares, in accordance with NASDAQ Rule 4350(l), so that the Company is eligible to participate in the Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended and (ii) delete the requirement that the Company's Board of Directors (the "Board") re-confirm on an annual basis the officers of the Company after each annual meeting of the Company's stockholders.

The full text of the Amendments to the Bylaws is filed as Exhibit 3.4 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

3.4        Amendments to Bylaws of National Instruments Corporation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORP /DE/

Date: December 20, 2007	By:	/s/ David G. Hugley
David G. Hugley
Vice President & General Counsel; Secretary

Exhibit Index

Exhibit No.	Description
EX-3.4	Amendments to Bylaws of National Instruments Corporation